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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We consent to the incorporation by reference in Amendment No. 2 to the Registration Statement of Zefer Corp on Form S-1 (File No. 333-94283) filed with the SEC on March 14, 2000 of our report dated March 12, 1998 on Neoglyphics Media Corporation as of December 31, 1997 and for the year then ended.

                                          Katch, Tyson & Company
                                          Certified Public Accountants

                                          March 13, 2000